UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 27, 2012

Commission File Number: 000-49768

ASIA INTERACTIVE MEDIA INC.
(Exact name of registrant as specified in its charter)

Nevada	43-195-4778
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

Level 30, Bank of China Tower
1 Garden Road, Central Hong Kong
(Address of principal executive offices) (Zip Code)

011-852-9836-2643
(Registrant’s telephone number, including area code)

______________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02     Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On September 27, 2012, Thomas J. Harris, CPA, the independent registered public accountant of Asia Interactive Media Inc. (the “Company”) contacted the Company regarding a potential misstatement in the Company’s 2011 annual financial statements.  On the same date, the Company’s sole officer and director, after consulting with Mr. Harris, concluded that the following financial statements of the Company contained material misstatements: (i) the Company’s audited financial statements for the year ended December 31, 2011, included in the Company’s annual report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on April 11, 2012; (ii) the Company’s unaudited financial statements for the period ended March 31, 2012, included in the Company’s quarterly report on Form 10-Q filed with the SEC on May 15, 2012; and (iii) the Company’s unaudited financial statements for the period ended June 30, 2012, included in the Company’s quarterly report on Form 10-Q filed with the SEC on August 13, 2012. The foregoing financial statements contained material misstatements pertaining to the collectability of a loan receivable.

The Company reviewed its accounting policies and procedures as of September 27, 2012, and has determined that for the periods referenced above, the balance sheets, statements of operations and statements of cash flows need to be restated for the category described above and therefore should not be relied upon.

The Company’s sole officer and director has discussed the foregoing matters with the Company’s independent registered public accounting firm and has authorized and directed the Company to take the appropriate and necessary actions to restate the foregoing financial statements by filing amendments as soon as practicable.

The Company has provided Mr. Harris with a copy of its disclosure in response to this Item 4.02 and requested that Mr. Harris furnish it with a letter addressed to the SEC stating whether he agrees with the statements made by the Company in response to such Item and, if not, stating the respects in which he does not agree. A copy of the letter is attached as Exhibit 16.1 hereto.

Item 9.01     Financial Statements and Exhibits

Exhibit 16.1	Letter from Thomas J. Harris, CPA to the Securities and Exchange Commission dated September 27, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	September 27, 2012	Asia Interactive Media Inc.

/s/ Ken Ng
Ken Ng
President, Chief Executive Officer, Chief Financial Officer, Principal Accounting Officer, Secretary, Treasurer, Director